UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

    Filed by the Registrant |X|
    Filed by a Party other than the Registrant |_|

    Check the appropriate box:

    |X| Preliminary Proxy Statement
    |_| Confidential, for Use of the Commission Only (as permitted    by Rule 14a-6(e)(2))
    |_| Definitive Proxy Statement
    |_| Definitive Additional Materials
    |_| Soliciting Material Pursuant to Rule 14a-11(c) or
        Rule 14a-12

IELEMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

    Payment of Filing Fee (Check the appropriate box):

        |X| No fee required
        |_| Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
    (set forth the amount on which the filing fee is calculated andstate how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)              Total fee paid:

    |_|   Fee previously paid with preliminary materials

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    |_|  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paidpreviously. Identify the previous filing by registration statement number, or the form or scheduleand the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on December 15, 2006

-----------------------------------------------------

TO OUR STOCKHOLDERS:

PLEASE TAKE NOTICE that the annual meeting of stockholders (the "Annual Meeting") of IElement Corporation (the "Company"), will be held at the Company office at 13714 Gamma Road, Dallas, Texas 75244 on December 15, 2006 at 11:30 AM local time, for the following purposes:

1. To elect three (3) directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified;

2. To consider and vote upon a proposal to approve and adopt our 2006 Stock Plan;

3. To approve the Board of Directors' appointment of Bagell, Josephs, Levine & Company, L.L.C. a
        s our independent auditors for the fiscal year ending March 31, 2007; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment.

Under the General Corporation Law of the State of Nevada, the affirmative vote of the holders of a majority of the shares of IElement’s Common Stock present and/or represented and voted at the Annual Meeting (provided that a quorum is established) is required to elect directors, to approve the 2006 Stock Plan and to ratify IElement's independent auditors.

The Board of Directors has fixed the close of business on October 20, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment. A proxy statement, which describes the foregoing proposals and a form of proxy accompany this notice.

Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

Order of the Board of Directors
/s/ Ivan Zweig
-----------------------------------
Chairman

Dated: October 13, 2006

IELEMENT CORPORATION
-----------------------------------

PROXY STATEMENT
Annual Meeting of Stockholders
to be held on December 15, 2006

---------------------------------

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of IElement Corporation (the "Company"), for use at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held at 13714 Gamma Road, Dallas, Texas 75244 on December 15, 2006 at 11:30 AM local time, and at any adjournment.

In addition to mail, proxies may be solicited by personal interview, telephone, telecopier or email by our officers, directors and other employees, without additional compensation. We will bear the cost of solicitation of proxies, which are expected to be nominal. The Board of Directors has set October 20 2006 as the record date (the "Record Date") to determine those holders of record of common stock, par value $.001 ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. On or about November 1, 2006, this Proxy Statement and the proxy card (the "Proxy Card" or "Proxy") are being mailed to stockholders of record as of the Record Date.

If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such instructions. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted "FOR" Proposals No. 1, No. 2. and No. 3.

Outstanding Voting Securities

Only stockholders of record at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 173,851,657 shares of Common Stock outstanding.

If a quorum is present, in person or by proxy, all elections for Directors shall be decided by a plurality of the votes cast in respect thereof. If no voting direction is indicated on the proxy cards, the shares will be considered votes for all nominees.

Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of Directors. Abstentions will be counted as present for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted. Abstentions on the Company's proposal to approve the appointment of the independent auditors will not have any effect for or against such proposal.

Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the approval of the appointment of the independent auditors. Broker non-votes will have no effect on matters being considered at the Annual Meeting.

How You Can Vote

You may vote your shares by signing the enclosed proxy card and returning it in a timely manner. Please mark the appropriate boxes on the card and sign, date and return the card promptly. A postage-paid return envelope is enclosed for your convenience.

Execution of the accompanying proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted or by attendance at the Annual Meeting and electing to vote in person.

SECURITY OWNERSHIP TABLE

The following table sets forth information with respect to the beneficial ownership of shares of common stock as of October 13, 2006, 2006 to be updated as of the record date:

•	each person or entity who is known by the Company to beneficially own five percent or more of the Common Stock;
•	each director and executive officer of the Company; and
•	all directors and executive officers of the Company as a group.

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Number of
Name of Beneficial Owner           Shares(2)      Percentage Ownership
----------------------------------------------------------------------
Ivan Zweig(1                     18,967,576(1)            10.91%

Lance K. Stovall*                   318,776                0.19%

Ken A. Willey*                      125,000                0.07%

Barry Brault(3)                  10,032,682                5.77%

Gerd Weger(3)                    15,000,000                8.63%

Alex Ponnath                      2,229,374                1.28%
----------------------------------------------------------------------
All Directors and
Executive Officers as a          44,444,034               27.71%
Group (4 persons)
----------------------------------------------------------------------
* Less than one percent.

(1) An officer and director. Comprised of 85,000 shares of common stock owned by Mr. Zweig individually; 18,685,966 shares of common stock owned by Kramerica Corporation, an entity in which Mr. Zweig is the sole shareholder, officer and director; and 196,610 shares of common stock owned by Mr. Zweig's spouse.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities which may be acquired by such person within 60 days from the date indicated above upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage of ownership is determined by assuming that options, warrants or convertible securities that are held by such person (not those held by any other person) and which are exercisable within 60 days of the date indicated above, have been exercised.

(3) A beneficial owner of more than 5% of outstanding common shares

Directors and Executive Officers of the Company

Set forth below are the names of the directors, executive officers and key employees of the Company as of October 13, 2006.

Name                             Age                           Position
------------------------------------------------------------------------------------------
Ivan Zweig                       34                Chairman and Chief Executive Officer
Lance K. Stovall                 37                Director

Ken A. Willey                    31                Director

Alex Ponnath                     38                Chief Technology Officer(1)

(1) Although Mr. Ponnath is referred to as Chief Technology Officer, he is an independent contractor and not an employee of IElement.
    IVAN ZWEIG. Mr. Zweig has been our Chairman and Chief Executive Officer since January 2005, and has been interim Chief Financial Officer since August 2005. Mr. Zweig is also the Chief Executive Officer, director and sole shareholder of Kramerica, a personnel services corporation. Since December 1998, Mr. Zweig has served as the Chief Executive Officer and director of Integrated Communications Consultants Corp. ("ICCC"), a nationwide data carrier specializing in high speed Internet access and secure data transaction. From February 1998 until March 1999, Mr. Zweig was the Western Region Dedicated Sales Manager of NET-tel Communications. He was responsible for Internet sales for 52 reps in the Western Region. Previously he employed by MidCom Communications, where he was a Sales Manager after being an Account Executive for a short time. Despite his association with ICCC Mr. Zweig devotes a minimum of forty hours per week to IElement.

MidCom was purchased by Winstar whereupon all of the management team migrated over to NET-tel. Before Midcom, Mr. Zweig helped form a joint venture of five individuals who invested over $500,000 to fund a health food and nutrition franchise called Smoothie King. He purchased the rights to build 18 stores in the San Francisco Bay Area and sold his interest after building the first two. Additionally, in 1995 he started a city magazine called Dallas/Ft.Worth Lifestyles. This was Mr. Zweig's first employment venture after college and a brief stint of playing professional baseball. He attended Tulane University and was a member of Team USA in 1991, which played in Cuba for the Pan American Games. He was also a two-time All-American pitcher while at Tulane. Mr. Zweig left Tulane before earning a degree.

Additionally, Ivan Zweig, our current Chairman of the Board and Chief Executive Officer, has accepted our appointment as the Chief Financial Officer until such time as a new Chief Financial Officer is appointed.

On March 4, 2006 Mr. Zweig, then our sole board member, appointed Lance K. Stovall and Ken A. Willey to the Board of Directors to serve until the next annual election of directors by shareholders in accordance with Article III, Section 3 of our By-laws.

LANCE K. STOVALL. Mr. Stovall attended Texas Christian
University from 1987 to 1991 where he earned a B.S. in Neuroscience. From September 2005 to the present Mr. Stovall has been the President of Lone Star Valet in Dallas, Texas. From October 2003 through September 2005, Mr. Stovall was Vice President of Business Development of IElement. Mr. Stovall left his employ with IElement for personal reasons and not as a result of any disagreement with the Company. From October 1999 through September 2003, Mr. Stovall worked for and was a co-founder of Zone Communications in Los Angeles, California. In 1998 and 1999 Mr. Stovall was Director of Operations of Lone Star Valet in Dallas, Texas. From 1993 to 1998 Mr. Stovall was founder and Vice President of Operations for Excel Student Services in Arlington, Texas.

Mr. Stovall entered into a Directors Agreement with IElement whereby he agreed to maintain the confidentiality of our trade secrets and proprietary information and to refrain from soliciting our employees or customers for a period of two years following the term of the Director's Agreement. We agreed to hold Mr. Stovall harmless and indemnify him in his position as a Director, where he has acted in good faith in the performance of his duties. Finally, we agreed to compensate Mr. Stovall with 250,000 stock options exercisable at $.01 per share and vesting 62,500 each on June 4, 2006, September 4, 2006, December 4, 2006 and March 4, 2007.

KEN A. WILLEY. From 2005 through the present, Mr. Willey has been employed with Noble Royalties, Inc. From 2004 through 2005 Mr. Willey was regional director of McLeod USA. From 2000 through 2004 Mr. Willey was District Sales Manager at Logix. From 1997 through 2000 Mr. Willey was District Sales Manager for Verizon and from 1992 through 1997 Mr. Willey worked in various capacities at Circuit City.

Mr. Willey entered into a Directors Agreement with IElement whereby he agreed to maintain the confidentiality of our trade secrets and proprietary information and to refrain from soliciting our employees or customers for a period of two years following the term of the Director's Agreement. We agreed to hold Mr. Stovall harmless and indemnify him in his position as a Director, where he has acted in good faith in the performance of his duties. Finally we agreed to compensate Mr. Willey with 250,000 stock options exercisable at $.01 per share and vesting 62,500 each on June 4, 2006, September 4, 2006, December 4, 2006 and March 4, 2007.

ALEX PONNATH. Mr. Ponnath attended the University of Munich in Munich, Germany where he earned a degree in Communications, then moved to the United States in 1993. In 1990 Mr. Ponnath was a founding partner of Outdoor Advertising and Sports Marketing Firm, which later he sold to Germany's largest outdoor advertiser. He moved to the United States in 1993. From 1996 through 1999 he worked for the Los Angeles based interconnect firm Nextcom and assumed the roll of Senior Network Engineer. From 1999 through 2000 Mr. Ponnath was a shareholder and Chief Technology Officer for NKOB Networks, a Los Angeles ISP. Mr. Ponnath has worked for ICCC, a related party of IElement as Chief Technology Officer since February 2000, and then IElement, as Chief Technology Officer since January 2005. Mr. Ponnath is an independent contractor.

There are no family relationships between any director or executive officer and any other director or executive officer.

The Board of Directors of the Corporation recommends a vote FOR the slate of director nominees. The vote of a plurality of shares, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to elect each of the Directors.

Resignations. On August 3, 2005 we accepted the resignations of Timothy Dean-Smith and Susan Walton from their positions on the Board of Directors. Mr. Dean-Smith also resigned from his position as Chief Financial Officer of the Company. The resignations of Mr. Dean-Smith and Ms. Walton are consistent with the expectations of the parties pursuant to the consummation of the merger between IElement, Inc. and Mailkey Corporation (the merged entity currently known as IElement Corporation) on January 19, 2005.

BOARD OF DIRECTORS.

Our Board of Directors serves until the next annual meeting of shareholders or until their respective successor is duly elected and qualified. Directors are elected at the annual meeting of shareholders or by written consent of the shareholders, and each Director holds office until his successor is duly elected and qualified or he resigns, unless sooner removed. Officers are elected annually by our Board of Directors and serve at the discretion of the Board.

During the fiscal year ended March 31, 2006, the Board of Directors held one meeting. One action of the Board of Directors was taken by written consent, which action approved the merger between Mailkey and IElement Corporation.

NOMINATING COMMITTEE

The Board of Directors does not have a standing Nominating Committee because the Board of Directors determined that the Board of Directors could satisfactorily perform the actions of the Nominating committee. The Board of Directors has adopted resolutions with respect to the nomination process. The Board of Directors accepts director nominations made by members of the Board of Directors of the Company.

The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other members of the Board of Directors, and specialized knowledge or experience. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current members of the Board of Directors, stockholders, professional search firms or other persons. The Board of Directors will not evaluate candidates differently based on who has made the recommendation.

AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has not created a standing audit committee of the Board. Instead, our full Board of Directors acts as our audit committee. The Board of Directors determined that our internal controls are adequate to insure that financial information is recorded, processed, summarized and reported in a timely and accurate manner in accordance with applicable rules and regulations of the Securities and Exchange Commission. Accordingly, our Board of Directors concluded that the benefits of retaining an individual who qualifies as an "audit committee financial expert," as that term is defined in Item 401(e) of Regulation S-B promulgated under the Securities Act, would be outweighed by the costs of retaining such a person. As a result, no member of our Board of Directors is an "audit committee financial expert."

SHAREHOLDER COMMUNICATIONS

In light of the limited operations we conduct and the limited number of record and beneficial shareholders that we have, we have not implemented any formal procedures for shareholder communication with our Board of Directors. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our corporate secretary at 17194 Preston Rd., Suite 102 PMB 341, Dallas, TX 75248. In general, all shareholder communication delivered to the corporate secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the shareholder's instructions. However, the corporate secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials.

SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On July 21, 2005 and August 1, 2005, the Company filed an Information Statement on Schedule 14C in preliminary form and in definitive form, respectively, disclosing that, among other items, it had obtained the requisite shareholder approval to change the Company's name to IElement Corporation. As of August 21, 2005, Mailkey Corporation formally changed its name to IElement Corporation. Subsequently, IElement has undertaken steps to inform present itself as IElement to its customer base and target market and will continue to take steps to notify, inform and/or promote the name of IElement. We now aim to grow the business of IElement and establish it as a leading regional added-value carrier.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us or written representations from such persons that no other reports were required for such persons, we believe that during the fiscal year ended March 31, 2006, the Section 16(a) filing requirements applicable to our officers, directors and ten percent (10%) stockholders were not satisfied in a timely fashion. In particular, Mr. Zweig did not timely meet the Section 16(a) filing requirements. However, as of the date hereof, the filing requirements of Mr. Zweig have been satisfied. In addition, Mr. Barry Brault received 2,258,013 shares of common stock in the merger with IElement on January 19, 2005, and on the same date received 8,784,669 shares of common stock in exchange for debt for a total of 11,042,682 which at the time represented in excess of 10% of the outstanding common shares. Mr. Brault has not made any filings pursuant to Section 16(a). As of the date hereof, Mr. Brault owns less than 10% of the outstanding common shares.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the Code of Ethics.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to the Company’s Chief Executive Officer and the four other most highly compensated executive officers with compensation in excess of $100,000 for the fiscal years ended March 31, 2006, 2005 and 2004, respectively.

	Annual Compensation					Long Term Compensation Awards
Name and Principal Postion	Year	Salary ($	)	Bonus ($	)	Restricted Stock Award(s	)	Securities Underlying Options/ Warrants	All other compensation ($	)

Ivan Zweig, CEO*	2006	300,000		0		0

	2005	300,000		45,000		85,000

	2004	75,000		15,000		0

	2003	180,000		0		0

Alex Ponnath, CTO**	2006	132,000		0		0

	2005	132,000		6,333		0

	2004	33,000		0		0

Timothy Dean-Smith***	2006	0		0		0

	2005	137,448		0		0

	2004	136,500		0		0

	2003	14,606		0		0

* Includes payments made to Kramerica, Inc.

** All payments were made to Mr. Ponnath's corporate entity Obelix, Inc.

***On August 8, 2005 Timothy Dean-Smith resigned as Chief Financial Officer. Mr.
Dean-Smith was a former officer and director of MailKey.

**** Former Chief Executive Officer and Secretary of MailKey

EXERCISE OR BASE			PERCENT OF TOTAL
NAME		NUMBER OF SECURITIES	OPTIONS GRANTED
PRICE ($/SH)	EXPIRATION DATE	UNDERLYING OPTIONS	TO EMPLOYEES IN FISCAL YEAR
Calder Capital Inc.		250,000
$0.10	12/30/2007
Christiane Loeberba		125,000
$0.10	12/30/2007
Clarence V. Keck Jr		75,000
$0.10	12/30/2007
Film and Music
Entertainment, Inc.		500,000
$0.10	12/30/2007
Frank A. Davis		100,000
$0.10	12/30/2007
Fred J. Matulka		250,000
$0.10	12/30/2007
Fred Schmitz		2,500,000
$0.10	12/30/2007
General Research GM		250,000
$0.10	12/30/2007
Gerd Weger		5,000,000
$0.10	12/30/2007
Glenn L. Jensen		1,500,000
$0.10	12/30/2007

Global Equity Tradi
Finance LTD.		250,000
$0.10	12/30/2007
Global Equity Tradi
Finance LTD.		1,000,000
$0.10	12/30/2007
Hendrik Paulus		250,000
$0.10	12/30/2007
Holger Pfeiffer		125,000
$0.10	12/30/2007
Jerome Niedfelt		150,000
$0.10	12/30/2007
John Niedfelt		100,000
$0.10	12/30/2007
Jonathan Lowenthal		250,000
$0.10	12/30/2007
Jorn Follmer		250,000
$0.10	12/30/2007
Jurgen Popp		750,000
$0.10	12/30/2007
Kenneth J. Meyer		500,000
$0.10	12/30/2007
Laurence B. Straus		150,000
$0.10	12/30/2007
Marianne Issels		125,000
$0.10	12/30/2007
Matthias Graeve		125,000
$0.10	12/30/2007
Michael Bloch		1,000,000
$0.10	12/30/2007
Michael D. Melson		250,000
$0.10	12/30/2007
Oscar Greene Jr.		250,000
$0.10	12/30/2007
Raymond R. Dunwoodie		250,000

$0.10	12/30/2007
Red Giant Productions,
Inc.		250,000
$0.10	12/30/2007
Richard R. Crose		250,000
$0.10	12/30/2007
Robert A. Flaster		100,000
$0.10	12/30/2007
Robert A. Smith		150,000
$0.10	12/30/2007
Robert H. Gillman		250,000
$0.10	12/30/2007
Robert R. Rowley		250,000
$0.10	12/30/2007
Ryan Cornelius		750,000
$0.10	12/30/2007
Sat Paul Dewan		150,000
$0.10	12/30/2007
Stefan Muller		250,000
$0.10	12/30/2007
Thomas Allen Piscula		250,000
$0.10	12/30/2007
Thomas W. Barrett		100,000
$0.10	12/30/2007
Thomas Weiss Dr.		125,000
$0.10	12/30/2007
Timothy M. Broder		250,000
$0.10	12/30/2007
Trey Investments, LLP		75,000
$0.10	12/30/2007
Ulrich Nusser		125,000
$0.10	12/30/2007
Veronica Kristi Prenn		750,000
$0.10	12/30/2007
Wayne P. Schoenmakers		50,000

$0.10	12/30/2007
William G. Cail		12,500
$0.10	12/30/2007
William Harner		75,000
$0.10	12/30/2007
William M. Goatley
Revocable Trust FBO
William M Goatley DTD
05/09/1989		125,000
$0.10	12/30/2007
Vista Capital		2,617,188
$0.10	09/12/2010
Vista Capital		1,046,874
$0.13	09/12/2010
Vista Capital		261,719
$0.10	09/12/2010
Rockwell Capital		4,000,000
$0.10	12/31/2008
Stefan Muller		100,000
$0.01	03/06/2016
Fred Schmitz		100,000
$0.01	03/06/2016
Ivan Zweig		250,000
$0.01	03/04/2016
Lance Stovall		250,000
$0.01	03/04/2016
Ken Willey		250,000
$0.01	03/04/2016
Debra Chase		50,000	17.54%
$0.01	09/08/2015
Brett Jensen		30,000	10.53%
$0.01	09/08/2015
Albert Marerro		50,000	17.54%
$0.01	09/08/2015
Eric Mason		5,000	1.75%
$0.01	09/08/2015
Mark Mooney		20,000	7.02%

$0.01	09/08/2015
Alex Nelson		40,000	14.04%
$0.01	09/08/2015
Heather Walther		40,000	14.04%
$0.01	09/08/2015
Peter Walther		50,000	17.54%
$0.01	09/08/2015
		31,723,281	100.00%

AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

NAME	SHARES ACQUIRED ON EXERCISE	VALUE REALIZED	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT FY-END (#)	VALUE OF UNEXERCISED IN THE MONEY OPTIONS

			EXERCISABLE UNEXERCISABLE	EXERCISABLE UNEXERCISABLE

none

EMPLOYMENT CONTRACTS

On January 18, 2005 we entered into an Employment Agreement with Mr. Zweig in the form of a Binding Letter of Intent. Pursuant to the Agreement Mr. Zweig is the Chief Executive Officer of the Company. The terms of the agreement are as follows. Mr. Zweig's base salary in the amount of $25,000.00 per month is to be paid to Kramerica Capital Corporation, a company for which Mr. Zweig is the sole shareholder, officer and director. Mr. Zweig receives benefits offered to other employees of the Company and is to receive 4 weeks of vacation per year. Mr. Zweig's reasonable expenses are to be reimbursed. Upon termination without cause, all Notes due and owing to Mr. Zweig or his entities are to be paid in full, all outstanding options are to accelerate and fully vest and be paid in full, all earned performance bonuses must be paid in full, and all accrued vacation pay and other outstanding benefits are to be paid in full. If Mr. Zweig is terminated for cause, all Notes and other obligations are to be paid within 60 days. In addition, the Agreement provides for bonus payments following the end of the 12th month as follows: for months 13 through 24, a $1,000,000 bonus calculated on the closing average revenue number and EDITDA for months 22 through 24 which revenue number must be $1,250,000 ($15,000,000 annualized) per month and EBITDA of 15%; for months 25-36 a $2,000,000 bonus if actual revenue during months 25-36 reaches $22,500,000 and EBITDA of 18%; and for months 37-48 a $3,000,000 bonus if actual revenue during months 37-48 reaches $30,000,000 and EBITDA of 21%. Bonuses are payable in promissory notes. The term of the Agreement is 48 months, provided however, that the Agreement may be immediately terminated if the Notes due to Mr. Zweig are declared in default. Although the Notes are 6 months behind, Mr. Zweig has not declared a default or terminated the employment agreement. Clause 10 to the employment contract inadvertently stated "intentionally omitted" rather than "reserved for future use".

We do not have an employment contract with any other executive officer. We may in the future create retirement, pension, profit sharing and medical reimbursement plans covering our Executive Officers and Directors.

DIRECTORS COMPENSATION

Our former Director Susan Walton received compensation of $30,000 during the fiscal year end March 31, 2005 and $20,000 during the fiscal year end March, 2006 for serving on the Board of Directors of the Company.

We agreed to compensate Mr. Stovall with 250,000 stock options exercisable at $.01 per share and vesting 62,500 each on June 4, 2006, September 4, 2006, December 4, 2006 and March 4, 2007. In addition, we agreed to compensate Mr. Willey with 250,000 stock options exercisable at $.01 per share and vesting 62,500 each on June 4, 2006, September 4, 2006, December 4, 2006 and March 4, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers or their respective immediate family members or affiliates is indebted to us. As of the date hereof, there is no material proceeding to which any of our directors, executive officers or affiliates is a party or has a material interest adverse to us.

Mr. Zweig is also the Chief Executive Officer, director and sole shareholder of Kramerica, a personnel services corporation. ince December 1998, Mr. Zweig has served as the Chief Executive Officer and director of Integrated Communications Consultants Corp. ("ICCC"), a nationwide voice and data carrier specializing in high speed Internet access and secure data transaction. ICCC provides IElement with resold telecom services and IElement pays ICCC approximately $100,000 on a monthly basis for such services. On October 1, 2004, ICCC filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court, Northern District of Texas, Dallas Division. ICCC's plan of reorganization was approved by the Bankruptcy Court on April 26, 2006.

On January 19, 2005, IElement issued promissory notes to, Kramerica, certain members of Mr. Zweig's immediate family and others in the aggregate amount of $376,956.16 (the "Notes") with no interest. Upon issuance, the Notes were payable in 36 monthly installments with the first payment commencing six months after the closing of the merger and were secured by substantially all of the assets of IElement. IElement did not make any payments on the Notes.

On March 25, 2006 each of the Notes were cancelled and IElement issued new convertible promissory notes to the same individuals in the same principal amount of $376,956.16, again with no interest thereon. In particular, both the January 19, 2005 Notes and the amended March 25, 2006 convertible promissory notes were issued to: Heather Walther, Mr. Zweig's wife ($20,000); Kramerica, Inc., Mr. Zweig's personal use corporation ($120,000); Mary Francis Trait Trust, Mr. Zweig's deceased grandmother's trust for which Mr. Zweig's mother, Heather Zweig serves as trustee ($55,611.15); Peter Walther, Mr. Zweig's brother in law ($30,000); Richard Zweig and Richard Zweig IRA, Mr. Zweig's father (aggregate of $47,500); and Strait Grandchildren Trust, Mr. Zweig's deceased grandmother's trust for which Mr. Zweig's mother, Heather Zweig serves as trustee ($103,845.01). The first payment on each of the new convertible promissory notes was due in September 2006 with a total of 36 monthly installments through August 2009, but in October 2006 each of the parties signed extension agreements that moved the first payment date to April 2007. The Lender has the right to convert all or a portion of the outstanding balance, at any time until the notes are paid in full, into IElement's common stock at a conversion price of $0.035 per share. Any past due balance on the old Notes was forgiven at the time of cancellation of the old Notes and issuance of the new convertible promissory notes. The new convertible promissory notes are secured by substantially all the assets of IElement as were the original Notes.

ELECTION OF DIRECTORS

The Board of Directors has nominated the 3 persons named below for election as directors at the meeting to serve until our 2007 annual meeting of stockholders or until their elected successors are qualified.

The Company’s Articles of Incorporation does not specify the number of Directors, but indicates that the Board of Directors shall be governed by the Bylaws and Nevada state law.

The Company’s by-laws provide that the Board of Directors must consist of not less three. At the present time, our board consists of three persons. All of the nominees below are presently serving as members of the Board of Directors. Each nominee has consented to have his name appear as a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable to serve as a director, shares of common stock represented at the meeting by valid proxies may be voted for the election of a substitute nominee or nominees as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director. It is our policy that all directors should attend our annual meeting. Each of our directors will be present at our annual meeting. The following information is provided concerning the nominees for election as our directors:

Proposal No. 1.

Election of Directors

Three (3) directors will be elected at the Annual Meeting to serve for a term of one year, until the next Annual Meeting or until their successors have been duly elected and have qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The 3 nominees for election as directors to serve until the next Annual Meeting are:

IVAN ZWEIG. Mr. Zweig has been our Chairman and Chief Executive Officer since January 2005, and has been interim Chief Financial Officer since August 2005. Mr. Zweig is also the Chief Executive Officer, director and sole shareholder of Kramerica, a personnel services corporation. Since December 1998, Mr. Zweig has served as the Chief Executive Officer and director of Integrated Communications Consultants Corp. ("ICCC"), a nationwide data carrier specializing in high speed Internet access and secure data transaction. From February 1998 until March 1999, Mr. Zweig was the Western Region Dedicated Sales Manager of NET-tel Communications. He was responsible for Internet sales for 52 reps in the Western Region. Previously he employed by MidCom Communications, where he was a Sales Manager after being an Account Executive for a short time. Despite his association with ICCC Mr. Zweig devotes a minimum of forty hours per week to IElement.

MidCom was purchased by Winstar whereupon all of the management team migrated over to NET-tel. Before Midcom, Mr. Zweig helped form a joint venture of five individuals who invested over $500,000 to fund a health food and nutrition franchise called Smoothie King. He purchased the rights to build 18 stores in the San Francisco Bay Area and sold his interest after building the first two. Additionally, in 1995 he started a city magazine called Dallas/Ft.Worth Lifestyles. This was Mr. Zweig's first employment venture after college and a brief stint of playing professional baseball. He attended Tulane University and was a member of Team USA in 1991, which played in Cuba for the Pan American Games. He was also a two-time All-American pitcher while at Tulane. Mr. Zweig left Tulane before earning a degree.

Additionally, Ivan Zweig, our current Chairman of the Board and Chief Executive Officer, has accepted our appointment as the Chief Financial Officer until such time as a new Chief Financial Officer is appointed.

On March 4, 2006 Mr. Zweig, then our sole board member, appointed Lance K. Stovall and Ken A. Willey to the Board of Directors to serve until the next annual election of directors by shareholders in accordance with Article III, Section 3 of our By-laws.

LANCE K. STOVALL. Mr. Stovall attended Texas Christian
University from 1987 to 1991 where he earned a B.S. in Neuroscience. From September 2005 to the present Mr. Stovall has been the President of Lone Star Valet in Dallas, Texas. From October 2003 through September 2005, Mr. Stovall was Vice President of Business Development of IElement. Mr. Stovall left his employ with IElement for personal reasons and not as a result of any disagreement with the Company. From October 1999 through September 2003, Mr. Stovall worked for and was a co-founder of Zone Communications in Los Angeles, California. In 1998 and 1999 Mr. Stovall was Director of Operations of Lone Star Valet in Dallas, Texas. From 1993 to 1998 Mr. Stovall was founder and Vice President of Operations for Excel Student Services in Arlington, Texas.

Mr. Stovall entered into a Directors Agreement with IElement whereby he agreed to maintain the confidentiality of our trade secrets and proprietary information and to refrain from soliciting our employees or customers for a period of two years following the term of the Director's Agreement. We agreed to hold Mr. Stovall harmless and indemnify him in his position as a Director, where he has acted in good faith in the performance of his duties. Finally, we agreed to compensate Mr. Stovall with 250,000 stock options exercisable at $.01 per share and vesting 62,500 each on June 4, 2006, September 4, 2006, December 4, 2006 and March 4, 2007.

KEN A. WILLEY. From 2005 through the present, Mr. Willey has been employed with Noble Royalties, Inc. From 2004 through 2005 Mr. Willey was regional director of McLeod USA. From 2000 through 2004 Mr. Willey was District Sales Manager at Logix. From 1997 through 2000 Mr. Willey was District Sales Manager for Verizon and from 1992 through 1997 Mr. Willey worked in various capacities at Circuit City.

Mr. Willey entered into a Directors Agreement with IElement whereby he agreed to maintain the confidentiality of our trade secrets and proprietary information and to refrain from soliciting our employees or customers for a period of two years following the term of the Director's Agreement. We agreed to hold Mr. Stovall harmless and indemnify him in his position as a Director, where he has acted in good faith in the performance of his duties. Finally we agreed to compensate Mr. Willey with 250,000 stock options exercisable at $.01 per share and vesting 62,500 each on June 4, 2006, September 4, 2006, December 4, 2006 and March 4, 2007.

Our Board of Directors unanimously recommends that stockholders vote FOR all of the above listed nominees

Proposal No. 2.

Approval of the 2006 Stock Plan

The Board of Directors has determined that it is in the best interests of the Company and its stockholders to adopt the 2006 Stock Plan. In September 2006, the Board of Directors adopted the 2006 Stock Plan and reserved Common Stock for issuance thereunder subject to stockholder approval in the amount of 41,000,000 shares, plus (a) any shares which have been reserved but not issued under the 2001 Employee Stock Compensation Plan as of the date of stockholder approval of the 2006 Stock Plan, and (b) any shares returned to the 2001 Employee Stock Compensation Plan as a result of termination of options or repurchase of shares issued under said Plan. As of October 13 2006, there have been ____ options granted pursuant to the 2006 Stock Plan. As of October 13, 2006, approximately 136,328 shares have been reserved but not issued under the 2001 Employee Stock Compensation Plan.

For a copy of the 2006 Stock Plan, see "Appendix A—2006 Stock Plan."

    The approval of the 2006 Stock Plan requires the affirmative vote of a majority of the shares present and entitled to vote on the proposal at the 2006 Annual Meeting.

    Our Board of Directors unanimously recommends that stockholders vote FOR the adoption of the 2006 Stock Plan and the number of shares reserved for issuance thereunder.

Proposal No. 3.

Ratification of the Appointment of our
Independent Registered Public Accounting Firm For 2007.

Subject to shareholder ratification, our Board of Directors has appointed Bagell, Josephs Levine & Company, L.L.C. to serve as our independent registered public accounting firm for the year ending March 31, 2007. Selection of our independent registered public accounting firm is not required to be submitted to a vote of the shareholders for ratification. However, we are submitting this matter to the shareholders as a matter of good corporate governance. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests.

Representatives of Bagell, Josephs Levine & Company, L.L.C. are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Our Board of Directors unanimously recommends that stockholders vote FOR ratification of the selection of Bagell, Josephs Levine & Company, L.L.C. as our independent public accountants.

Principal Accountant Fees and Services

Audit Fees

We were billed $47,750 for the fiscal year ended March 31, 2006 and $19,500 for the fiscal year ended March 31, 2005, for professional services rendered by our independent registered public accounting firm for the audit of the our annual financial statements, the review of our quarterly financial statements, and other services performed in connection with our statutory and regulatory filings.

Audit Related Fees

There were $12,000 audit related fees for the fiscal years ended March 31, 2006 and 2005. Audit related fees include fees for assurance and related services rendered by our independent registered public accounting firm related to the audit or review of our financial statements, not included in the foregoing paragraph.

Tax Fees

There were tax fees of $700 for the fiscal year ended March 31, 2006. Tax fees include fees for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice and tax planning.

All Other Fees

There were no other professional services rendered by our independent registered public accounting firm during the last two fiscal years that were not included in the above paragraphs.

Our Board of Directors reviews and approves audit and permissible non-audit services performed by our independent registered public accounting firm, as well as the fees charged for such services. In its review of non-audit service fees and its appointment of Bagell, Josephs Levine & Company, L.L.C. as our independent registered public accounting firm, the Board of Directors considered whether the provision of such services is compatible with maintaining independence. All of the services provided and fees charged by Bagell, Josephs Levine & Company, L.L.C. in 2006 were approved by the Board of Directors.

Annual Report

Our annual report to stockholders concerning our operations during the fiscal year ended March 31, 2006, including audited financial statements, has been distributed to all record holders as of the Record Date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2006, TO EACH STOCKHOLDER OF RECORD OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 13, 2006. ALSO, ELETRONIC COPIES ARE AVAILABLE VIA WEB AT http://www.ielement.com/investor.htm  AND http://www.sec.gov/Archives/edgar/data/1043105/000104310506000041/0001043105-06-000041-index.htm

Other Business

Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any shareholder who wishes to present a proposal to be considered at the 2007 Annual Meeting of the shareholders of IElement corporation and who wishes to have such proposal presented in IElement’s Proxy Statement for such meeting must deliver such proposal in writing to us no later than June 1, 2007.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 13, 2006. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ Ivan Zweig
-------------------------
Ivan Zweig
Chairman of the Board

Dated: October 13, 2006

PROXY

IELEMENT CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ivan Zweig as proxy to represent the undersigned at the Annual Meeting of Stockholders to be held at 17194 Preston Road, Dallas, Texas 75248 on December 8, 2006 at _________ a.m. local time, and at any adjournments thereof, and to vote the shares of Common Stock the undersigned would be entitled to vote if personally present, as indicated below.

    1. Election of Directors

    FOR all nominees listed below |_|  WITHHOLDING AUTHORITY |_|

    (except as marked to the to vote for all nominees contrary below) listed below

     IVAN ZWEIG

     LANCE K. STOVALL

    KEN A WILLEY

    (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.)

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    2. Approve of the 2006 Stock Option Plan
    FOR |_| AGAINST |_| ABSTAIN |_|

The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the approval of the 2006 Stock Option Plan

    3. Approval of the appointment of Bagell, Josephs Levine & Company, L.L.C. as independent auditors.

    FOR |_| AGAINST |_| ABSTAIN |_|

The shares of Common Stock represented by this proxy will be voted as directed; however, if no direction is given, the shares of Common Stock will be voted FOR the election of the nominees and FOR the approval of the appointment of Bagell, Josephs Levine & Company, L.L.C. as the independent auditors of the Company.

If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

DATED: October 13, 2006

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Signature

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Signature if held jointly

(Please date, sign as name appears at the left, and return promptly. If the shares are registered in the names of two or more persons, each person should sign. When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any changes in your address alongside the address as it appears in the proxy.)